                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------

      WHEREAS, SFP PIPELINE HOLDINGS, INC., a Delaware corporation (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

      WHEREAS, the undersigned holds the office in the Corporation as set forth below his name;

      NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.



                                           /s/ ORVAL M. ADAM
                                     -----------------------------
                                              Orval M. Adam
                                                 Director

                               POWER OF ATTORNEY
                               -----------------

      WHEREAS, SFP PIPELINE HOLDINGS, INC., a Delaware corporation (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

      WHEREAS, the undersigned holds the office in the Corporation as set forth below his name;

      NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.



                                        /s/ DENIS E. SPRINGER
                                     -----------------------------
                                           Denis E. Springer
                                               Director

                               POWER OF ATTORNEY
                               -----------------

      WHEREAS, SFP PIPELINE HOLDINGS, INC., a Delaware corporation (the "Registrant"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

      WHEREAS, the undersigned holds the office in the Corporation as set forth below his name;

      NOW THEREFORE, the undersigned hereby constitutes and appoints Barry R. Pearl, his attorney, with full power to act for him in his name, place and stead, to sign his name to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1996; and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 13th day of February 1997.



                                        /s/ MICHAEL A. MORPHY
                                     -----------------------------
                                          Michael A. Morphy
                                               Director